UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): September 9, 2022

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Inter Parfums, Inc. was held on September 9, 2022 at 10:00 a.m., local time at the offices of the company, 551 Fifth Avenue, New York, New York 10176. We held our election of directors, and our stockholders also voted on two other proposals.

(1)  Election of Directors. The following individuals were nominated for election as members of the Board of Directors to hold office for a term of one (1) year until the next annual meeting of stockholders and until their successors are elected and qualify: Jean Madar, Philippe Benacin, Philippe Santi, Francois Heilbronn, Robert Bensoussan, Patrick Choël, Michel Dyens, Veronique Gabai-Pinsky, Gilbert Harrison and Michel Atwood. The results of the voting were as set forth below. A plurality of the votes having been cast in favor of each of the above-named Directors, they were duly elected to serve a one (1) year term.

	Votes For	Votes Withheld	Broker Non-votes
Jean Madar	29,327,818	855,962	0
Philippe Benacin	27,494,061	2,689,719	0
Philippe Santi	28,102,144	2,081,636	0
Francois Heilbronn	18,808,666	11,375,114	0
Robert Bensoussan	29,933,310	250,470	0
Patrick Choël	21,547,354	8,636,426	0
Michel Dyens	30,057,117	126,663	0
Veronique Gabai- Pinsky	22,361,129	7,822,651	0
Gilbert Harrison	30,053,413	130,367	0
Michel Atwood	28,082,622	2,101,158	0

(2)  To vote on the advisory resolution to approve the compensation of our named executive officers: A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non Votes
29,891,753	275,959	16,065	0

At our annual meeting in 2017, our shareholders voted in favor of having the advisory vote concerning compensation of our named executive officers every year. We will continue to hold the vote on the advisory resolution to approve the compensation of our named executive officers every year, including at the 2023 annual meeting.

(3) To vote on the advisory resolution to approve the amendment to our 2016 Stock Option Plan: A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non Votes
30,077,004	92,109	14,666	0

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: September 15, 2022

Inter Parfums, Inc.

By:	/s/ Jean Madar
Jean Madar,
Chief Executive Officer
& Chairman of the Board